EXHIBIT 32

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The certification set forth below is being furnished to the Securities and Exchange Commission solely for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and with Section 1350 of Chapter 63 of Title 18 of the United States Code. Bartly J. Loethen, the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Hemcure, Inc. hereby certifies that:

1. our Quarterly Report on amended Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in our Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Aerobic Creations Inc.


Sincerely,

/s/ Bartly J. Loethen                           Dated: November 14, 2006
-------------------------------
By: Bartly J. Loethen,
Chief Executive Officer,
President, Treasurer, Chief
Financial Officer and Principal
Accounting Officer